                                                                     Exhibit 4.3

                             SUPPLEMENTAL INDENTURE


            SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of May 15, 2003, among the New Guarantors listed on Schedule I hereto (the "New Guarantors"), each a subsidiary of Moore Corporation Limited (or its successor), a corporation continued under the laws of Canada ("Moore"), Moore North America Finance, Inc. ("Finance Inc."), and Bank One, N.A., as trustee under the Indenture referred to below (the "Trustee").

                              W I T N E S S E T H :
                              - - - - - - - - - -

            WHEREAS Moore has heretofore executed and delivered to the Trustee an Indenture (as such may be amended from time to time, the "Indenture"), dated as of March 14, 2003, providing for the issuance of Finance Inc.'s 7-7/8% Notes due 2011 (the "Notes");

            WHEREAS Section 10.01 of the Indenture provides that under certain circumstances Finance Inc. is required to cause the New Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantors shall unconditionally guarantee all of Finance Inc.'s obligations under the Notes pursuant to a Guarantee on the terms and conditions set forth herein; and

            WHEREAS pursuant to Section 10.01 of the Indenture, the Trustee and Finance Inc. are authorized to execute and deliver this Supplemental Indenture;

            NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantors, Finance Inc. and the Trustee mutually covenant and agree for the equal and ratable benefit of the Noteholders as follows:

            1. Definitions. (a) Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

            (b) For all purposes of this Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires:
(i) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

            2. Agreement to Guarantee. Each of the New Guarantors hereby agrees, jointly and severally with all other Guarantors, to guarantee Finance Inc.'s obligations under the Notes on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture. From and after the date hereof, each of the New Guarantors shall be a Guarantor for all purposes under the Indenture and the Notes.

            3. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Noteholder heretofore or hereafter authenticated and delivered shall be bound hereby.

            4. Severability. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            5. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE INDENTURE, OR THE NOTES OR THE GUARANTEES.

            6. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

            7. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

            8. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

                                     MOORE NORTH AMERICA FINANCE, INC.


                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President and Chief Executive
                                                   Officer


                                     BANK ONE, N.A.,
                                        as Trustee

                                     By:           /s/ Leonard Gnat
                                        ----------------------------------------
                                        Name:      Leonard Gnat
                                        Title:     Trust Officer

                                                                      Schedule I

                                 NEW GUARANTORS

Moore Corporation Limited
MH Holdings Limited
Moore Holdings U.S.A. Inc.
Moore North America, Inc.
Moore Financial Inc.
The Nielsen Company
Litho Industries, Inc.
FRDK Inc.
G2.com Inc.
Peak Technologies, Inc.
Moore Wallace USA LLC
Wallace Technical Services, LLC
Wallace Heritage, LLC
Visible Computer Supply Corporation
Wallace Financial Services, LLC
Thomas Packaging, Corp.
Wallace Integrated Graphics, Inc.
State Printing Company, Inc.
Commercial Press, Incorporated
Bruce Offset, Inc.
W. E. Andrews Company, Inc.
Metro Printing Incorporated
Carpenter Reserve Printing Company
Harvey Press, Inc.
Presstar Printing Corporation
The Stein Printing Company, Inc.
Moore Brasil Ltda
Moore International Hungary Financial Services Limited Liability Company Moore Group Services B.V.B.A.
Moore Business Forms Holdings UK Limited
Moore Business Forms Limited
Moore Response Marketing Limited
Moore International B.V.
Moore Response Marketing B.V.
Moore IMS B.V.
Moore Belgium N.V.
Moore Response Marketing N.V.

                                     MOORE CORPORATION LIMITED

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     Executive Vice President  -
                                                   Office of the Chief Executive


                                     MH HOLDINGS LIMITED

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President


                                     MOORE HOLDINGS U.S.A. INC.

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President and Chief Executive
                                                   Officer


                                     MOORE NORTH AMERICA, INC.

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     Executive Vice President  -
                                                   Office of the Chief Executive


                                     MOORE FINANCIAL INC.

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President

                                     THE NIELSEN COMPANY

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President


                                     LITHO INDUSTRIES, INC.

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     Chairman, President and
                                                   Chief Executive Officer


                                     FRDK INC.

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     Executive Vice President  -
                                                   Office of the Chief Executive


                                     G2.COM INC.

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President


                                     PEAK TECHNOLOGIES, INC.

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     Executive Vice President  -
                                                   Office of the Chief Executive

                                     MOORE WALLACE USA LLC

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President and CEO


                                     WALLACE TECHNICAL SERVICES, L.L.C.

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President and CEO


                                     WALLACE HERITAGE, L.L.C.

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President and CEO


                                     VISIBLE COMPUTER SUPPLY CORPORATION

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President and CEO


                                     WALLACE FINANCIAL SERVICES, L.L.C.

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President and CEO

                                     THOMAS PACKAGING, CORP.

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President and CEO


                                     WALLACE INTEGRATED GRAPHICS, INC.

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President and CEO


                                     STATE PRINTING COMPANY, INC.

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President and CEO


                                     COMMERCIAL PRESS, INCORPORATED

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President and CEO


                                     BRUCE OFFSET, INC.

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     President and CEO

                                     W. E. ANDREWS CO. INC.

                                     By:           /s/ Mark S. Hiltwein
                                        ----------------------------------------
                                        Name:      Mark S. Hiltwein
                                        Title:     Executive Vice President,
                                                   Chief Financial Officer


                                     METRO PRINTING INCORPORATED

                                     By:           /s/ Mark S. Hiltwein
                                        ----------------------------------------
                                        Name:      Mark S. Hiltwein
                                        Title:     Executive Vice President
                                                   Chief Financial Officer


                                     CARPENTER RESERVE PRINTING COMPANY

                                     By:           /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:      Theodore J. Theophilos
                                        Title:     President and CEO,
                                                   CFO and Treasurer, Secretary


                                     HARVEY PRESS, INC.

                                     By:           /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:      Theodore J. Theophilos
                                        Title:     President and CEO,
                                                   CFO and Treasurer, Secretary


                                     PRESSTAR PRINTING CORPORATION

                                     By:           /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:      Theodore J. Theophilos
                                        Title:     President and CEO,
                                                   CFO and Treasurer, Secretary

                                     THE STEIN PRINTING COMPANY, INC.

                                     By:           /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:      Theodore J. Theophilos
                                        Title:     President and CEO,
                                                   CFO and Treasurer Secretary


                                     MOORE BRASIL LTDA

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     Attorney


                                     MOORE INTERNATIONAL HUNGARY FINANCIAL
                                        SERVICES LIMITED LIABILITY COMPANY

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     Attorney


                                     MOORE GROUP SERVICES BVBA

                                     By:           /s/ M. Halcrow
                                        ----------------------------------------
                                        Name:      M. D. Halcrow
                                        Title:     Director


                                     MOORE BUSINESS FORMS HOLDINGS UK LIMITED

                                     By:           /s/ Mark S. Hiltwein
                                        ----------------------------------------
                                        Name:      Mark S. Hiltwein
                                        Title:     Attorney

                                     MOORE BUSINESS FORMS LIMITED

                                     By:           /s/ Mark S. Hiltwein
                                        ----------------------------------------
                                        Name:      Mark S. Hiltwein
                                        Title:     Attorney


                                     MOORE RESPONSE MARKETING LIMITED

                                     By:           /s/ Mark S. Hiltwein
                                        ----------------------------------------
                                        Name:      Mark S. Hiltwein
                                        Title:     Attorney


                                     MOORE INTERNATIONAL BV

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     Managing Director


                                     MOORE RESPONSE MARKETING BV

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     Attorney


                                     MOORE IMS B.V.

                                     By:           /s/ Thomas J. Quinlan, III
                                        ----------------------------------------
                                        Name:      Thomas J. Quinlan, III
                                        Title:     Attorney

                                     MOORE BELGIUM NV

                                     By:           /s/ M. Halcrow
                                        ----------------------------------------
                                        Name:      M. D. Halcrow
                                        Title:     Director


                                     MOORE RESPONSE MARKETING NV

                                     By:           /s/ M. Halcrow
                                        ----------------------------------------
                                        Name:      M. D. Halcrow
                                        Title:     Director